Exhibit 24


                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) one or more Registration Statements of NationsBank Corporation on Form S-8 relating to the issuance of up to 5,000,000 shares of the Common Stock of NationsBank Corporation and related plan participation interests pursuant to the BankAmerishare Plan and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                                NATIONSBANK CORPORATION


                                                By: /s/ HUGH L. McCOLL
                                                    ---------------------------
                                                        Hugh L. McColl, Jr.
                                                        Chief Executive Officer

Dated:   September 23, 1998

         Signature                 Title                      Date
         ---------                 -----                      ----


/s/ HUGH L. MCCOLL, JR.            Chief Executive Officer    September 23, 1998
- -----------------------------      and Director
    Hugh L. McColl, Jr.            (Principal Executive Officer)


/s/ JAMES H. HANCE, JR.            Vice Chairman, Chief       September 23, 1998
- -----------------------------      Financial Officer and Director
    James H. Hance, Jr.            (Principal Financial Officer)


/s/ MARC D. OKEN                   Executive Vice President   September 23, 1998
- -----------------------------      and Principal Financial
    Marc D. Oken                   Executive
                                   (Principal Accounting Officer)


/s/ CHARLES E. RICE                Chairman of the Board      September 23, 1998
- -----------------------------      and Director
    Charles E. Rice


                                   Director                   September 23, 1998
- -----------------------------
    Ray C. Anderson


/s/ RITA BORNSTEIN                 Director                   September 23, 1998
- -----------------------------
    Rita Bornstein


/s/ B.A. BRIDGEWATER, JR.          Director                   September 23, 1998
- -----------------------------
    B. A. Bridgewater, Jr.


/s/ THOMAS E. CAPPS                Director                   September 23, 1998
- -----------------------------
    Thomas E. Capps


/s/ ALVIN R. CARPENTER             Director                   September 23, 1998
- -----------------------------
    Alvin R. Carpenter


/s/ CHARLES W. COKER               Director                   September 23, 1998
- -----------------------------
    Charles W. Coker


/s/ THOMAS G. COUSINS              Director                   September 23, 1998
- -----------------------------
    Thomas G. Cousins


/s/ ANDREW B. CRAIG, III           Director                   September 23, 1998
- -----------------------------
    Andrew B. Craig, III


/s/ ALAN T. DICKSON                Director                   September 23, 1998
- -----------------------------
    Alan T. Dickson


/s/ PAUL FULTON                    Director                   September 23, 1998
- -----------------------------
    Paul Fulton


                                   Director                   September 23, 1998
- -----------------------------
    C. Ray Holman

/s/ W.W. JOHNSON                   Director                   September 23, 1998
- -----------------------------
    W. W. Johnson


/s/ KENNETH D. LEWIS               President and Director     September 23, 1998
- -----------------------------
    Kenneth D. Lewis


/s/ RUSSELL W. MEYER, JR.          Director                   September 23, 1998
- -----------------------------
    Russell W. Meyer, Jr.


/s/ RICHARD B. PRIORY              Director                   September 23, 1998
- -----------------------------
    Richard B. Priory


/s/ JOHN C. SLANE                  Director                   September 23, 1998
- -----------------------------
    John C. Slane


/s/ O. TEMPLE SLOAN, JR.           Director                   September 23, 1998
- -----------------------------
    O. Temple Sloan, Jr.


/s/ MEREDITH R. SPANGLER           Director                   September 23, 1998
- -----------------------------
    Meredith R. Spangler


/s/ ALBERT E. SUTER                Director                   September 23, 1998
- -----------------------------
    Albert E. Suter


/s/ RONALD TOWNSEND                Director                   September 23, 1998
- -----------------------------
    Ronald Townsend


/s/ JACKIE M. WARD                 Director                   September 23, 1998
- -----------------------------
    Jackie M. Ward


/s/ JOHN A. WILLIAMS               Director                   September 23, 1998
- -----------------------------
    John A. Williams


/s/ VIRGIL R. WILLIAMS             Director                   September 23, 1998
- -----------------------------
    Virgil R. Williams

                            CERTIFICATE OF SECRETARY


                  I, ALLISON L. GILLIAM, Assistant Secretary of NationsBank Corporation, a corporation duly organized and existing under the laws of the State of Delaware, do hereby certify that the following is a true and correct copy of an excerpt from a resolution duly adopted by a majority of the entire Board of Directors of said Corporation at a meeting of said Board of Directors held on September 23, 1998, at which meeting a quorum was present and acted throughout and that said resolution is in full force and effect and has not been amended or rescinded as of the date hereof.


                           FURTHER RESOLVED, that James W. Kiser and Charles M. Berger be, and each of them with full power to act without the other hereby is, authorized and empowered to sign the aforesaid Registration Statements [relating to the BankAmerica 401(k) Investment Plan] and any amendment or amendments thereto (including any post-effective amendments) on behalf of and as attorneys for the Corporation and on behalf of and as attorneys for any of the following: the principal executive officer, the principal financial officer, the principal accounting officer and any other officer of the Corporation.


                  IN WITNESS WHEREOF, I have hereupon set my hand and affixed the seal of said corporation this 30th day of September, 1998.



(SEAL)

                                                 /s/ ALLISON L. GILLIAM
                                                 ----------------------
                                                     Allison L. Gilliam
                                                     Assistant Secretary